Ivy Funds

Supplement dated December 29, 2016 to the

Ivy Emerging Markets Local Currency Debt Fund Prospectus

dated January 29, 2016

and as supplemented March 2, 2016, March 30, 2016 and June 8, 2016

Effective January 1, 2017, the following changes are made to the third paragraph of the “Your Account — Choosing a Share Class — Potential Conflicts of Interest” section on page 28:

The words “, its financial advisors,” in the second sentence and the entire fourth sentence are both deleted.

In addition, the last sentence of the section entitled “Ivy InvestEd Plan Account Registration” on page 30 is revised as follows:

This fee will be waived for Arizona residents, accounts enrolled with Automatic Investment Service (AIS), as well as for certain trustees, directors, employees and financial advisors (and certain of their family members) of Waddell & Reed and its affiliates.

Supplement	Prospectus	1